Exhibit 10.29

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

This Joint Venture Termination Agreement (this “Agreement”) is made and entered into as of December 13, 2019, by and among Bayer HealthCare LLC, a limited liability company formed in Delaware (“Bayer” for purposes of this Agreement, other than Article II), Bayer AG, a German stock corporation (Aktiengesellschaft) (only for purposes of Article II, as applicable), Bayer Pharma AG, a German stock corporation (only for purposes of Article II, as applicable), CRISPR Therapeutics AG, a stock corporation organized under the laws of Switzerland (“CRISPR AG” or “CRISPR” (for purposes of this Agreement, other than Article II)), CRISPR Therapeutics, Inc., a corporation organized under the laws of the state of Delaware (“CRISPR Inc.”) (only for purposes of Article II, as applicable), CRISPR Therapeutics Limited, a corporation organized under the laws of England and Wales (“CRISPR UK”) (only for purposes of Article II, as applicable) and TRACR Hematology Ltd., a UK limited company (“TRACR”) (only for purposes of Article II, as applicable), and Casebia Therapeutics Limited Liability Partnership, limited liability partnership incorporated in England and Wales (“Casebia”). For purposes of Article II of this Agreement only, “CRISPR” will mean CRISPR AG, CRISPR Inc., CRISPR UK and TRACR, as applicable and “Bayer” will mean Bayer HealthCare LLC, Bayer AG and Bayer Pharma AG, as applicable.

RECITALS

A.Bayer and CRISPR entered into the Joint Venture Agreement on December 19, 2015 (as amended, restated and/or otherwise modified from time to time, the “JV Agreement”);

B.Bayer, CRISPR AG, CRISPR Inc. and Casebia entered into a Retirement Agreement on December 13, 2019 (as amended, restated and/or otherwise modified from time to time, the “Retirement Agreement”);

C.In connection with the Retirement (as defined in the Retirement Agreement), Bayer and CRISPR have agreed to terminate the JV Agreement (as permitted by Section 16.1(a) of the JV Agreement), which termination will also result in termination or amendment to the terms of the Transaction Documents as set forth herein; and

D.As contemplated by the Retirement Agreement, entering into this Agreement is a condition to Closing.

NOW, THEREFORE, in consideration of the mutual agreements, covenants and other premises set forth herein, the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, Bayer and CRISPR hereby agree as follows:

Article I

DEFINITIONS

1.1“2019 Option Agreement” means that certain Research and Option Agreement dated as of December 13, 2019 by and between Bayer and CRISPR AG.

1.2“Affiliate” or “Affiliates” means, with respect to any entity, any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common  control with such entity; and for the purposes of this definition, “Control” (and the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, directly or indirectly, whether through the

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ownership of voting securities or by contract or otherwise. Without limiting the generality of the foregoing, a Person shall be deemed to control another Person if any of the following conditions is met: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity. As of the Closing, Casebia and Local Operating Entity will each be deemed an Affiliate of CRISPR.

1.3“Ancillary Agreements” has the meaning set forth in the Retirement Agreement.

1.4 “Bayer Field” means any Field under the heading “Bayer Field” on Schedule A attached hereto.

1.5“Bayer IP Contribution Agreement” means that certain Bayer IP Contribution Agreement dated as of March 16, 2016 by and among Casebia and Bayer AG.

1.6“Bayer Services Agreement” means that certain Master Services Agreement by and between Casebia and Bayer Pharma AG, dated as of March 16, 2016.

1.7“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York City, United States of America or Frankfurt-Main, Germany or Leverkusen, Germany are authorized or obligated by applicable law or executive order to close.

1.8“Closing” has the meaning set forth in the Retirement Agreement.

1.9“Company CRISPR/Cas Know-How” means any Know-How Controlled by Casebia during the Technology Term that constitutes an addition, amendment or enhancement to the Crispr/Cas Technology that is not Company Optimized Cas Know-How that was (i) [***] or (ii) [***].

1.10“Company CRISPR/Cas Patents” means any Patents claiming or Covering any Company CRISPR/Cas Know How including any such Patents that are filed following the Closing pursuant to the Amended and Restated Intellectual Property Management Agreement.

1.11“Company CRISPR/Cas Technology” means the Company CRISPR/Cas Know-How and the Company CRISPR/Cas Patents.

1.12“Company Non-Product Know-How” means any and all Know-How Controlled by Casebia during the Technology Term, including Delivery Technology and excluding Company CRISPR/Cas Know-How, Company Product Know-How and Optimized Cas Know-How, that, was (i) [***].

1.13“Company Non-Product Patents” means any Patents claiming or Covering any Company Non-Product Know-How including any such Patents that are filed following the Closing pursuant to the Amended and Restated Intellectual Property Management Agreement.

1.14“Company Non-Product Technology” means the Company Non-Product Know-How and the Company Non-Product Patents.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.15“Company Optimized Cas Know-How” means all Know-How Controlled by Casebia during the Technology Term related to enhancements, amendments or additions in and to any nuclease element of the CRISPR/Cas Technology that was (i) [***] or (ii) [***].

1.16“Company Optimized Cas Patents” means any Patents claiming or Covering any Company Optimized Cas Know-How including any such Patents that are filed following the Closing pursuant to the Amended and Restated Intellectual Property Management Agreement.

1.17“Company Optimized Cas Technology” means the Company Optimized Cas Know- How and Company Optimized Cas Patents.

1.18“Company Organization Documents” means the organizational documents of Casebia.

1.19“Company Pre-IND Product Technology” means, with respect to a Licensed Agent or Product for which an IND has not been submitted (each, a “Pre-IND Product”), Company Product Technology relating to such Licensed Agent or Product that exists as of the JV Agreement Termination Date.

1.20“Company Product Know-How” means any and all Know-How Controlled by Casebia during the Technology Term that relates to the composition or use of a Licensed Agent or Product in the Fields, including [***].

1.21“Company Product Patents” means any Patents claiming or Covering any Company Product Know-How including any such Patents that are filed following the Closing pursuant to the Amended and Restated Intellectual Property Management Agreement.

1.22“Company Product Technology” means the Company Product Know-How and the Company Product Patents

1.23“Confidential Information” has the meaning set forth in the Master Confidentiality Agreement.

1.24“Control” means with respect to any Know-How or Patent or other data, information or Materials, possession of the ability by a Party or its Affiliate(s) (whether by sole or joint ownership, license or otherwise, but in all cases not including when such rights are granted or obtained pursuant to the Transaction Documents and this Agreement) to grant, without violating the terms of any agreement with a Third Party, a license, access or other right in, to or under such Know-How or Patent or other data, information or Materials.

1.25“Cover,” “Covering” or “Covers” means, as to a product and Patent, that, in the absence of a license granted under, or ownership of, such Patent, the making, using, keeping, selling, offering for sale or importation of such product would infringe such Patent or, as to a pending claim included in such Patent, the making, using, selling, offering for sale or importation of such product would infringe such Patent if such pending claim were to issue in an issued patent without modification.

1.26“CRISPR IP Contribution Agreement” means that certain IP Contribution Agreement dated as of March 16, 2016 between the CRISPR entities and Casebia.

1.27“Crispr/Cas Technology” means clustered regularly interspaced short palindromic repeats (CRISPR)/CRISPR-associated (Cas) protein system that comprises (a) [***] and (b) [***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.28“Cross License Agreement” means that certain Cross License Agreement dated as of March 16, 2016 by and between Bayer AG, CRISPR AG, CRISPR Inc. and CRISPR UK.

1.29“Deed of Amendment and Restatement” has the meaning set forth in the Retirement Agreement.

1.30“Delivery Technology” means methods, formulations, technologies and systems, including vectors, for transporting a Licensed Agent or Product into or within the human body or into human cells outside of the body.

1.31“Dissolution” means the winding down of Casebia and each of the Local Operating Entities.

1.32“Fields” means the CRISPR Fields and the Bayer Fields, provided fields shall not include diagnosis, prevention or treatment of cystic fibrosis, and as are set forth on Schedule A attached hereto.

1.33“Human Therapeutic Use” means the use of the CRISPR/Cas Technology for use in the discovery, research and development of products for the treatment or prevention of any human disease, disorder or condition, including researching, developing, making, using or selling Licensed Agents or Products and Companion Diagnostics.

1.34“IND” means an Investigational New Drug Application filed with the United States Food and Drug Administration, as described in the United States Food and Drug Administration regulations, including all amendments and supplements to the application, and any equivalent filing with any regulatory authority outside the United States.

1.35“Intellectual Property” means (i) patents (including utility, design, plant, utility model, reissues, re-examination, and patents of addition), patent applications (filed, unfiled or being prepared), records of invention, (ii) trademarks (registered or unregistered), trademark applications, trade names, copyrights (registered or unregistered), copyright applications, mask works, service marks (registered or unregistered), service mark applications, database rights (registered or unregistered), all together with the goodwill associated with such marks or names, (iii) trade secrets, technology, inventions, know- how, processes and confidential and proprietary information, including any being developed (including but not limited to designs, manufacturing data, design data, test data, operational data, and formulae), whether or not recorded in tangible form through drawings, software, reports, manuals or other tangible expressions, whether or not subject to statutory registration, anywhere, and all rights to any of the foregoing.

1.36“Intellectual Property Management Agreement” means that certain Intellectual Property Management Agreement by and between Casebia, CRISPR AG, CRISPR Inc., CRISPR UK, TRACR, and Bayer, dated as of March 16, 2016.

1.37“Know-How” means Intellectual Property, data, results, pre-clinical and clinical protocols and data from studies and clinical trials, chemical structures, chemical sequences, information, inventions, know-how, formulas, trade secrets, techniques, methods, processes, procedures and developments, whether or not patentable; provided that Know-How does not include Patents claiming any of the foregoing.

1.38“Licensed Agent” means a product comprising (a) all components of a Crispr/Cas Technology, for Targeting a Target, where such Crispr/Cas Technology, or any portion thereof is discovered by or on behalf of Casebia or a Local Operating Entity (solely or jointly with such entities), or is in Casebia’s or a Local Operating Entity’s Control, prior to the Original Effective Date, or during the Technology Term or (b) modified human cells or tissue, or another cell- or tissue-based product, or any other therapeutic product comprising or produced using the Crispr/Cas Technology, in each case produced using the components referred to in clause (a).

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.39“Local Operating Agreement” means the Operating Agreement of Casebia Therapeutics, LLC.

1.40“Local Operating Entity” means Casebia Therapeutics, LLC.

1.41 “Master Confidentiality Agreement” has the meaning set forth in the Retirement Agreement.

1.42“Materials” means all biological materials or chemical compounds arising out of a Party’s activities under any Transaction Document or this Agreement or otherwise provided by a Party for use by the other Party to conduct activities pursuant to such agreements, including Licensed Agents, clinical trial samples, cell lines, assays, viruses and vectors.

1.43“Non-Human Therapeutic Uses” means uses (a) other than Human Therapeutic Uses, and (b) for the discovery and research and preclinical development of products for the diagnosis, treatment or prevention of any human disease, disorder or condition, but excluding research, developing, making, using or selling Licensed Agents or Products or Companion Diagnostics.

1.44 “Option Agreement” means that certain Option Agreement dated as of March 16, 2016 by and among Casebia, CRISPR and Bayer AG.

1.45“Original Effective Date” means March 16, 2016.

1.46“Party” or “Parties” means, when used in singular, any signatory to the applicable agreement, as the context may require, and when used in plural, all signatories to the applicable agreement, and any permitted successor or assign thereto.

1.47“Patentable Company CRISPR/Cas Know-How” means all Company CRISPR/Cas Know-How other than Unpatentable Company CRISPR/Cas Know-How.

1.48“Patentable Company Optimized Cas Know-How” means all Company Optimized Cas Know-How other than Unpatentable Company Optimized Know-How.

1.49“Patents” means the rights and interests in and to issued patents and pending patent applications and similar government-issued rights (e.g., utility models) protecting inventions in any country, jurisdiction or region (including inventor’s certificates and utility models), including all priority applications, international applications, provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisionals, renewals and all patents granted thereon, and all reissues, reexaminations, extensions, confirmations, revalidations, registrations and patents of addition thereof, including patent term extensions and supplementary protection certificates, international patent applications filed under the Patent Cooperation Treaty (PCT) and any foreign equivalents to any of the foregoing.

1.50“Person” means any individual, partnership, limited partnership, limited liability company, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative or governmental body.

1.51“Product” means any pharmaceutical product, medical therapy, preparation, substance, or formulation comprising or employing, in whole or in part, a Licensed Agent.

1.52“Retirement Amount” has the meaning set forth in the Retirement Agreement.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.53“Subsidiary” of any Person means any corporation, partnership, limited liability company, cooperative, association or other organization (including any branch), whether incorporated or unincorporated, which is directly or indirectly controlled by such Person, whether through ownership of securities or otherwise.

1.54“Subsidiary Organization Documents” means the organization documents of a Subsidiary.

1.55“Target” means a [***]. The Targets are listed on Schedule B attached hereto with an indication of [***].

1.56“Targeting” means editing, engineering or modulating (including by means of gene knock-out, gene tagging, gene disruption, gene mutation, gene insertion, gene deletion, gene activation, gene silencing or gene knock-in) a Target.

1.57“Technology Term” means from the Original Effective Date until the JV Agreement Termination Date.

1.58“Term” shall be from the Original Effective Date of the JV Agreement until such termination of the JV Agreement becoming effective.

1.59“Third Party” means any Person other than Bayer or CRISPR or any Affiliate of either Party.

1.60“Transaction Documents” means the JV Agreement, the Company Organization Documents, the Bayer Services Agreement, the CRISPR Services Agreement, the CRISPR IP Contribution Agreement, the Bayer IP Contribution Agreement, the Option Agreement, the Subscription Agreement, the Cross License Agreement, the Intellectual Property Management Agreement, and the Subsidiary Organization Documents.

1.61“Unpatentable Company CRISPR/Cas Know-How” means Company CRISPR/Cas Know-How that is not eligible for patent protection under applicable law.

1.62“Unpatentable Company Optimized Cas Know-How” means Company Optimized Cas Know-How that is not eligible for patent protection under applicable law.

Article II

TERMINATION OF JV AGREEMENT

2.1Termination of the JV Agreement.

(a)Bayer and CRISPR hereby agree to terminate the JV Agreement pursuant to Section 16.1(a) of the JV Agreement (the “Termination”) and the Term will terminate automatically upon the occurrence of the Closing (the “JV Agreement Termination Date”).  Notwithstanding anything to the contrary in Section 16.2 of the JV Agreement, the terms set forth in this Agreement will control the results of the Termination, and Section 16.2 of the JV Agreement will not apply to the Termination. For the avoidance of doubt, the JV Agreement is not being terminated pursuant to Section 3.2 of the JV Agreement.

(b)As a result of the Termination, the JV Agreement will forthwith become void and have no effect, without any liability or obligation on the part of Bayer or CRISPR under the JV Agreement.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(c)As a result of the Termination, neither Bayer nor CRISPR will be required to make any further contributions and any remaining cash (including any cash capital) of Casebia or any of its Subsidiaries (following the payment of the Retirement Amount to Bayer) will not be repaid to Bayer or CRISPR (rather, it will remain at Casebia or such Subsidiary). For the avoidance of doubt, following the Closing, Bayer will have no obligations to pay any costs of Dissolution or any other amounts under the JV Agreement or any other Transaction Document other than the capped expense reimbursement contemplated by the Retirement Agreement.  As a result of the Termination, neither Casebia nor any of its Subsidiaries will be required to remain in existence or wind-down unless otherwise determined by CRISPR following the Closing.

(d)Subject to any survival terms set forth therein, each of the Bayer Services Agreement and the CRISPR Services Agreement, and any and all statements of work issued under any such agreements, will automatically terminate as of the Closing and be of no further force and effect.

(e)Subject to any survival terms set forth therein, each of the CRISPR IP Contribution Agreement and the Bayer IP Contribution Agreement will automatically terminate at the Closing and be of no further force and effect.

(f)Subject to any survival terms set forth therein, the Option Agreement will automatically terminate at the Closing and be of no further force and effect.

(g)Subject to any survival terms set forth therein, the Cross License Agreement will automatically terminate at the Closing and be of no further force and effect. For the avoidance of doubt, the Cross License Agreement is not being terminated pursuant to Article 4 of the Cross License Agreement.

(h)The Intellectual Property Management Agreement will survive the Termination and, concurrently with the execution hereof, the Intellectual Property Management Agreement will be amended and restated in its entirety in the form set forth on Exhibit Y attached hereto (the “Amended and Restated Intellectual Property Management Agreement”).

(i)In the event that any of the Company Organization Documents or the Local Operating Agreement of Casebia Therapeutics, LLC provides for the results, effects or consequences of the Termination, the terms set forth herein will control notwithstanding anything to the contrary set forth therein.

2.2Company CRISPR/Cas Technology.   Subject to any existing licenses between Casebia or Casebia Therapeutics, LLC and a Third Party as listed in Schedule C, all Company CRISPR/Cas Technology will be co-owned by Bayer and CRISPR. Casebia hereby assigns to each of CRISPR and Bayer an undivided joint ownership interest in the Company CRISPR/Cas Technology, subject to the terms of any existing licenses between Casebia or Casebia Therapeutics, LLC and a Third Party, and the terms of the Amended and Restated Intellectual Property Management Agreement.  CRISPR hereby grants to Bayer (i) an exclusive, sublicensable, license under CRISPR’s joint interest in the Company CRISPR/Cas Patents, Patentable Company CRISPR/Cas Know-How and any Patents claiming or Covering such Patentable CRISPR/Cas Know-How, in each case, for Non-Human Therapeutic Uses and (ii) a non-exclusive, sublicensable license under CRISPR’s joint interest in the Company CRISPR/Cas Patents, Patentable Company CRISPR/Cas Know-How and any Patents claiming or Covering such Patentable CRISPR/Cas Know-How, in each case, for Human Therapeutic Uses in the Bayer Fields.  Bayer hereby grants to CRISPR (x) an exclusive, sublicensable license under Bayer’s joint interest in the Company CRISPR/Cas Patents, Patentable Company CRISPR/Cas Know-How and any Patents claiming or Covering such Patentable CRISPR/Cas Know-How, in each case, for Human Therapeutic Uses (other than the Bayer Fields) and (y) a non-exclusive, sublicensable license under Bayer’s joint interest in the Company CRISPR/Cas Patents,

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Patentable Company CRISPR/Cas Know-How and any Patents claiming or Covering such Patentable CRISPR/Cas Know-How, in each case, for Human Therapeutic Uses in the Bayer Fields. For the avoidance of doubt, Bayer and CRISPR acknowledge and agree that each, as a joint owner thereof, is free to use the Company CRISPR/Cas Technology, for any purpose outside of the scope of the exclusive licenses granted hereunder, including the right to license and sublicense or otherwise exploit, transfer or encumber its ownership interest in such Company CRISPR/Cas Technology, without any accounting or obligation to (financial or otherwise), or consent required from, the other party. For clarity, Bayer and CRISPR are free to use the Unpatentable Company CRISPR/Cas Know-How for any purpose, including the right to license and sublicense or otherwise exploit, transfer or encumber its ownership interest in such Unpatentable Company CRISPR/Cas Know-How, without any accounting or obligation to (financial or otherwise), or consent required from, Bayer or CRISPR, as applicable.

2.3Company Optimized Cas Technology.  Subject to any existing licenses between Casebia or Casebia Therapeutics, LLC and a Third Party as listed in Schedule C, all Company Optimized Cas Technology will be co-owned by Bayer and CRISPR.  Casebia hereby assigns to each of CRISPR and Bayer an undivided joint ownership interest in the Company Optimized Cas Technology, subject to the terms of any existing licenses between Casebia or Casebia Therapeutics, LLC and a Third Party, and the terms of the Amended and Restated Intellectual Property Management Agreement.  CRISPR hereby grants to Bayer (i) an exclusive, sublicensable license under CRISPR’s joint interest in the Company Optimized Cas Patents, Patentable Company Optimized Cas Know-How, and Patents claiming or Covering Patentable Company Optimized Cas Know-How, in each case, for Non-Human Therapeutic Uses and (ii) a non-exclusive, sublicensable license under CRISPR’s joint interest in the Company Optimized Cas Patents, Patentable Company Optimized Cas Know-How, and Patents claiming or Covering Patentable Company Optimized Cas Know-How, in each case, for Human Therapeutic Uses in the Bayer Fields. Bayer hereby grants to CRISPR (x) an exclusive, sublicensable license under Bayer’s joint interest in the Company Optimized Cas Patents, Patentable Company Optimized Cas Know-How, and Patents claiming or Covering Patentable Company Optimized Cas Know-How, in each case, for Human Therapeutic Uses (other than the Bayer Fields) and (y) a non-exclusive, sublicensable license under Bayer’s joint interest in the Company Optimized Cas Patents, Patentable Company Optimized Cas Know-How, and Patents claiming or Covering Patentable Company Optimized Cas Know-How, in each case, for Human Therapeutic Uses in the Bayer Fields. For the avoidance of doubt, Bayer and CRISPR acknowledge and agree that each, as a joint owner thereof, is free to use the Company Optimized Cas Technology for any purpose outside of the scope of the exclusive licenses granted hereunder, including the right to license and sublicense or otherwise exploit, transfer or encumber its ownership interest in such Company Optimized Cas Technology, without any accounting or obligation to (financial or otherwise), or consent required from, the other party. For clarity, Bayer and CRISPR are free to use the Unpatentable Company Optimized Cas Know-How for any purpose, including the right to license and sublicense or otherwise exploit, transfer or encumber its ownership interest in such Unpatentable Company Optimized Cas Know-How, without any accounting or obligation to (financial or otherwise), or consent required from, Bayer or CRISPR, as applicable.

2.4Company Non-Product Technology.  Subject to any existing licenses between the Company or Casebia Therapeutics, LLC and a Third Party as listed in Schedule C, all Company Non-Product Technology will be co-owned by Bayer and CRISPR.  Casebia hereby assigns to each of CRISPR and Bayer an undivided joint ownership interest in the Company Non-Product Technology, subject to the terms of any existing licenses between Casebia or Casebia Therapeutics, LLC and a Third Party as listed in Schedule C, and the terms of the Amended and Restated Intellectual Property Management Agreement. For the avoidance of doubt, Bayer and CRISPR acknowledge and agree that each, as a joint owner thereof, is free to use the Company Non-Product Technology for any purpose, including the right to license and sublicense or otherwise exploit, transfer or encumber its ownership interest in such Company Non-Product Technology, without any accounting or obligation to (financial or otherwise), or consent required from, the other party.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.5Company Pre-IND Product Technology.  Subject to any existing licenses between the Company or Casebia Therapeutics, LLC and a Third Party as listed in Schedule C, all Company Pre-IND Product Technology will be co-owned by Bayer and CRISPR.  Casebia hereby assigns to each of CRISPR and Bayer an undivided joint ownership interest in the Company Pre-IND Product Technology, subject to the terms of any existing licenses between Casebia or Casebia Therapeutics, LLC and a Third Party as listed in Schedule C, and the terms of the Amended and Restated Intellectual Property Management Agreement.  For the avoidance of doubt, Bayer and CRISPR acknowledge and agree that each, as a joint owner thereof, is free to use the Company Pre-IND Product Technology for any purpose, including the right to license and sublicense or otherwise exploit, transfer or encumber its ownership interest in such Company Pre-IND Product Technology, without any accounting or obligation to (financial or otherwise), or consent required from, the other party.

2.6Effectuation.  Each of CRISPR, Bayer and Casebia will, and will cause its Affiliates to use reasonable best efforts to take or cause to be taken all appropriate action, or cause to be done all things necessary, proper or advisable and execute and deliver such documents and other papers, as may be required to carry out the co-ownership rights set forth herein, including the execution and filing of the Patent Assignment Agreement set forth on Exhibit X.

2.7Know-How.  For any Company Crispr/Cas Know-How or Company Optimized Cas Know-How that is claimed or disclosed in a Patent after the JV Agreement Termination Date, the Parties will work in good faith to ensure that such Patents are prosecuted in accordance with the Amended and Restated Intellectual Property Management Agreement.

2.8Licenses Limited.  For the avoidance of doubt, except as expressly set forth in this Article II, no licenses or other rights under any intellectual property rights are granted under this Agreement, by implication, necessity, or otherwise, except as expressly set forth herein.

Article III

Confidentiality

3.1Confidentiality.  The Master Confidentiality Agreement shall govern the Parties’ confidentiality and non-use obligations with respect to the other Parties’ Confidential Information.

Article IV

GENERAL PROVISIONS

4.1Counterparts.  This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all parties need not sign the same counterpart.  Until and unless each Party has received a counterpart hereof signed by the other Parties hereto, this Agreement will have no effect and no Party will have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).  Any signature page delivered electronically or by facsimile (including transmission by Portable Document Format or other fixed image form) will be binding to the same extent as an original signature page.

4.2Governing Law. The Parties agree that this Agreement will be governed by, and construed in accordance with, the laws of the State of New York.  Notwithstanding that the laws of the State of New York will apply to and govern this Agreement, any choice of law specified in any of the documents and agreements referred to herein and made a part hereof will be respected by the Parties and will take precedence over the choice of law provision specified in this Section 4.2.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

4.3Expenses. Unless otherwise provided for in the Retirement Agreement or another Ancillary Agreement, each of Bayer and CRISPR will bear its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation and execution of this Agreement and the performance of its obligations hereunder or thereunder.

4.4Notices.  All notices and other communications hereunder will be in writing and will be deemed delivered, given and received (a) when delivered in person, (b) when transmitted by email or facsimile (with written confirmation of completed transmission), (c) on the third Business Day following the mailing thereof by certified or registered mail (return receipt requested) or (d) when delivered by an express courier (with written confirmation of delivery) to the Parties at the following addresses (or to such other address or facsimile number as such party may have specified in a written notice given to the other Parties):

To Company & CRISPR:	CRISPR Therapeutics AG
Baarerstrasse 14
6300 Zug
Switzerland
Attention: Each of Chief Executive Officer and General Counsel
E-mail: [***]

With a copy to:	Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
USA
Attention: [***]
Facsimile No.: 617-321-4362
Email: [***]

To Bayer:	Bayer HealthCare LLC
610 Main Street
Cambridge, MA 02139
Attention: [***]

With a copy to:	Orrick Herrington & Sutcliffe LLP
1000 Marsh Rd.
Menlo Park, CA 94025-1015
USA
Attention: [***]

4.5Miscellaneous. The following sections of the Retirement Agreement are hereby incorporated by reference as if set forth herein (mutatis mutandis): Section 10.3 (Interpretation); Section 10.6 (Severability); Section 10.8 (Arbitration); Section 10.10 (Waiver of Jury Trial); and Section 10.11 (Rules of Construction).  This Agreement may not be amended except in a written agreement signed by CRISPR and Bayer. No waiver by any party hereto of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.  No single or partial exercise of any right, power or privilege will preclude any other or further exercise thereof or the exercise of any other right, power or privilege unless explicitly provided for in this Agreement.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

4.6Entire Agreement; Assignment. This Agreement, the other Ancillary Agreements, the Retirement Agreement, and any provision of any Transaction Document terminated hereunder which by its terms survives such termination (a) constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings both written and oral (including any letter of intent, term sheet or related discussions), among such parties with respect to the subject matter hereof, and (b) will not be assigned by operation of law or otherwise, except that each party hereto may assign its rights and delegate its obligations hereunder (i) in connection with a sale of such party or a sale of all or substantially all of its assets and (ii) to one or more of its Affiliates as long as such party remains ultimately liable for all of such party’s obligations hereunder.

4.7Translations.  This Agreement is in the English language only, which language will be controlling in all respects, and all versions hereof in any other language will be for accommodation only and will not be binding upon the Parties. All communications and notices to be made or given pursuant to this Agreement, and any dispute proceeding related to or arising hereunder, will be in the English language.  If there is a discrepancy between any translation of this Agreement and this Agreement, this Agreement will prevail.

4.8Successors; Parties in Interest.  The Parties acknowledge and agree that any right inuring to the benefit of Casebia, Company or a Local Operating Entity in this Agreement, the Retirement Agreement, the Ancillary Agreements and any other surviving provisions of the Transaction Documents are deemed to be referencing Casebia or Casebia Therapeutics, LLC, as applicable.  If Casebia no longer exists and/or is merged into CRISPR or an Affiliate of CRISPR, any such right inuring to the benefit of Casebia or Casebia Therapeutics, LLC in this Agreement, the Retirement Agreement, the Ancillary Agreements and any other surviving provisions of the Transaction Documents will be deemed automatically to reference CRISPR, an Affiliate of CRISPR or any Third Party designated by CRISPR, as applicable, without any additional action taken by CRISPR, Casebia, or Bayer.

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[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, Casebia, CRISPR and Bayer have caused this Agreement to be signed, all as of the date first written above.

CRISPR Therapeutics AG

By:	/s/ Rodger Novak
Name: Rodger Novak
Title: President

For purposes of Article II only, as applicable:

CRISPR Therapeutics, Inc.

By:	/s/ Michael Tomsicek
Name: Michael Tomsicek
Title: Chief Financial Officer

CRISPR Therapeutics Limited

By:	/s/ Rodger Novak
Name: Rodger Novak
Title: President

TRACR Hematology Ltd

By:	/s/ Rodger Novak
Name: Rodger Novak
Title: President

[Signature Page – Joint Venture Termination Agreement]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, Casebia, CRISPR and Bayer have caused this Agreement to be signed, all as of the date first written above.

Casebia Therapeutics Limited Liability Partnership

By:	/s/ Samarth Kulkarni
Name: Samarth Kulkarni, Ph.D.
Title: Authorized Representative

[Signature Page – Joint Venture Termination Agreement]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, Casebia, CRISPR and Bayer have caused this Agreement to be signed, all as of the date first written above.

Bayer HealthCare LLC

By:	/s/ Kelly Gast
Name: Kelly Gast
Title: President

For purposes of Article II only, as applicable:

Bayer AG

By:	/s/ Ingo Nebel
Name: Dr. Ingo Nebel
Title: Head of Labor Law

By:	/s/ Thomas Hoffman
Name: Thoms Hoffman
Title: Head of Treasury

Bayer Pharma AG

By:	/s/ Eva Schmid
Name: Dr. Eva Schmid
Title: Senior Legal Counsel

By:	/s/ Julio Triana
Name: Julio Triana
Title: Member of the Board of Management

[Signature Page – Joint Venture Termination Agreement]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule A

Fields

[***]

Bayer Fields

[***]

CRISPR Fields

[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule B

Targets

[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule C

[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit X

Patent Assignment Agreement

[***]